VIP SA2 11/20

SUPPLEMENT DATED NOVEMBER 17, 2020

to the statement of additional information

dated May 1, 2020 of

Templeton DEVELOPING MARKETS VIP Fund

(a series of Franklin Templeton Variable Insurance Products Trust)

The Statement of Additional Information (SAI) is amended as follows:

I.  The “Fundamental Investment Policies – Diversification” section on page 3 of the SAI is replaced with the following:

Each Fund, except for Franklin Global Real Estate VIP Fund, Templeton Developing Markets VIP Fund and Templeton Global Bond VIP Fund, may not:

Purchase the securities of any one issuer (other than the U.S. government or any of its agencies or instrumentalities or securities of other investment companies, whether registered or excluded from registration under Section 3(c) of the 1940 Act) if immediately after such investment (a) more than 5% of the value of the Fund’s total assets would be invested in such issuer or (b) more than 10% of the outstanding voting securities of such issuer would be owned by the Fund, except that up to 25% of the value of the Fund’s total assets may be invested without regard to such 5% and 10% limitations.

Please keep this supplement with your SAI for future reference.